Exhibit 10.1
Adventure Energy, Inc.
RIGHT OF WAY AND EASEMENT GRANT

The Undersigned ________________________________, whose address is ________________________________________________________ hereinafter called “Grantor”, in consideration of One Dollar and other cash consideration receipt of which is hereby acknowledged, paid by Adventure Energy, Inc., whose mailing address is 33 6th Street S., Suite 600, St. Petersburg, FL 33701 hereinafter called the “Grantee”, do give, grant and convey with covenant of General Warranty, unto the Grantee, its successors and assigns, a perpetual right of way and easement to lay, maintain, operate, renew, alter, improve, protect, repair, and remove a pipeline for the transportation of any and all liquids, gases, solids, or any combination thereof, together with, the right to set a meter and all other necessary or convenient equipment and appurtenances thereto including, but not limited to, devices for control of pipeline corrosion and appropriate markers, together with the further right and easement to use the area covered by the easement granted hereunder for the purpose of access to the adjoining tracts of land, over and across the following lands of the Grantor lying and being in Morgan County, State of Kentucky, and being more fully described as follows:

The Grantor’s land being formerly or presently bounded as follows:

On the North by lands of __________________________________________________

On the East by lands of ___________________________________________________

On the South by lands of __________________________________________________

On the West by lands of ___________________________________________________

and containing approximately __________________________ acres.

Said Right of Way being across the same lands conveyed to Grantor by instrument dated ________________ recorded in Deed Book______ Page ______, in the office of the Morgan County Clerk.

The Grantee shall have the right to maintain said Right of Way by removing, mowing, cutting all trees, limbs, weeds, undergrowth, and brush which, in the judgment of the Grantee, might interfere with the use of said easement.

The Grantor further grants and conveys unto the Grantee, its successors and assigns, the right of ingress and egress to and from said right of way and easement, for the purpose of doing any and all things that may be requisite for the enjoyment of the rights herein granted. Insofar as the Grantor has the right to do so, there is further granted unto Grantee, its successors and assigns, for the purposes hereinbefore set out, the right to lay, construct, operate, maintain, renew, alter, protect, repair, and remove pipelines along or under the roads, streets, highways and streams adjoining or adjacent to said lands.

And for the said consideration the Grantor hereby waives any claims for damages for the opening, repairing, maintaining and using the said right-of-way and easement. No buildings or permanent structure shall be erected or maintained by the Grantor, his successors or assigns, within a distance of (15) fifteen feet from the pipeline constructed hereunder. The Grantor also grants to the Grantee sole right of right-of-way to said property, also any and all decisions concerning the underlying pipeline will be left up to the Grantee.

This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

TO HAVE AND TO HOLD the said right of way and easement unto said Grantee, its successors and assigns.

IN WITNESS WHEREOF, the Grantor has hereunto set his had and seal this the ____ day of ____________, 200_

ACKNOWLEDGEMENT

STATE OF KENTUCKY         )
)
COUNTY OF MORGAN         )

I, the undersigned Notary Public, in and for the State and County aforesaid, do certify that the foregoing instrument was this day produced before me in my County by _____________________________ duly acknowledged to be ____ free act and deed.

Notary Public

My Commission expires __________________________

The foregoing instrument prepared by:

___________________________

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